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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) July 7, 2006 (June 30, 2006)

                               UnionBancorp, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                 0-28846                                   36-3145350
        (Commission File Number)               (IRS Employer Identification No.)

         122 West Madison Street
            Ottawa, Illinois                                 61350
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (815) 431-2720

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 30, 2006, UnionBancorp, Inc. ("UnionBancorp") and Centrue Financial Corporation ("Centrue") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Centrue will, subject to the terms and conditions of the Merger Agreement, merge with and into UnionBancorp (the "Merger"), with the combined company retaining the name Centrue Financial Corporation.

     Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of directors of both companies, upon the completion of the Merger each share of Centrue common stock will be converted into 1.2 shares of UnionBancorp common stock (the "Exchange Ratio"), with cash to be paid in lieu of fractional shares of UnionBancorp common stock. Centrue stock options will convert upon completion of the Merger into stock options with respect to UnionBancorp common stock, subject to adjustment to reflect the Exchange Ratio.

     The Merger Agreement contains representations, warranties and covenants of Centrue and UnionBancorp, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. The board of directors of each company has adopted a resolution recommending the approval and adoption of the Merger Agreement by its respective stockholders, and each party has agreed to hold a stockholder meeting to put these matters before their stockholders for their consideration. Each party has also agreed not to (i) solicit proposals relating to alternative business combination transactions or
(ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

     Consummation of the Merger is subject to various conditions, including (i) requisite approvals of the holders of Centrue and UnionBancorp common stock,
(ii) receipt of regulatory approvals, (iii) the absence of any law or order prohibiting the closing, and (iv) effectiveness of the Form S-4 registration statement relating to the UnionBancorp common stock to be issued in the Merger and listing of the UnionBancorp common stock to be issued in the Merger on Nasdaq. In addition, each party's obligation to consummate the Merger is subject to certain other conditions, including (i) subject to the standards set forth in the Merger Agreement, the accuracy of the representations and warranties of the other party, (ii) compliance of the other party with its covenants in all material respects and (iii) the delivery of an opinion relating to the U.S. federal income tax code treatment of the Merger.

     In connection with the Merger Agreement, UnionBancorp entered into a voting agreement with the individual directors of Centrue pursuant to which they agreed to vote the shares of Centrue common stock they own in favor of the merger. The voting agreement covers approximately 8.1% of the outstanding shares of Centrue common stock. Correspondingly, Centrue entered into a voting agreement with the individual directors of UnionBancorp pursuant to which they agreed to vote the shares of UnionBancorp common stock they own in favor of the merger. The voting agreement covers approximately 20.3% of the outstanding shares of UnionBancorp common stock.


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     Upon completion of the Merger, Thomas A. Daiber, president and chief executive officer of Centrue, will become president and chief executive officer of the combined company, Scott A. Yeoman, president and chief executive officer of UnionBancorp, will become chief operating officer of the combined company, and Kurt R. Stevenson, chief financial officer of UnionBancorp, will become chief financial officer of the combined company. Messrs. Daiber, Yeoman and Stevenson will each have employment agreements with the combined company, copies of which are attached as exhibits to the Merger Agreement. The combined company's board of directors will initially be comprised of ten members, with five appointed by UnionBancorp and five appointed by Centrue. Dennis J. McDonnell, chairman of the board of directors of UnionBancorp, will be chairman of the board of directors of the combined company. As a result of the Merger, if approved and consummated, the UnionBancorp articles of incorporation and by-laws will be amended to implement provisions relating to, among other things, the name change and the board of directors of the combined company after the Merger, as further described in the Merger Agreement.

     The foregoing descriptions of the Merger Agreement, voting agreements and employment agreements are not complete and are qualified in their entirety by reference to the Merger Agreement, voting agreements and employment agreements, copies of which are attached hereto and are hereby incorporated into this report by reference.

     The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of UnionBancorp and Centrue. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Merger Agreement.

     In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Merger Agreement and the voting agreements together with the other information concerning UnionBancorp and Centrue that each company publicly files in reports and statements with the Securities and Exchange Commission (the "SEC").

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

     The Merger will be submitted to UnionBancorp's and Centrue's stockholders for their consideration. UnionBancorp will file a registration statement, which will include a joint proxy statement/prospectus to be sent to each company's stockholders, and each of UnionBancorp and Centrue may file other relevant documents concerning the Merger with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

     You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about UnionBancorp and Centrue, at the SEC's website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing UnionBancorp's website (http://www.ubcd.com), or by accessing Centrue's website (http://www.centrue.com).


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     UnionBancorp and Centrue and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of UnionBancorp and/or Centrue in connection with the Merger. Information about the directors and executive officers of UnionBancorp is set forth in the proxy statement for UnionBancorp's 2006 annual meeting of stockholders, as filed with the SEC on March 24, 2006. Information about the directors and executive officers of Centrue is set forth in the proxy statement for Centrue's 2006 annual meeting of stockholders, as filed with the SEC on March 23, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the Merger when it becomes available. You may obtain free copies of these documents as described above.

FORWARD LOOKING STATEMENTS

     This filing contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. UnionBancorp intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of UnionBancorp are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. UnionBancorp's ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of UnionBancorp and its subsidiaries include, but are not limited to: the risk that the businesses of UnionBancorp and/or Centrue in connection with the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe; changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan or securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies' respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     Immediately prior to the execution of the Merger Agreement and the voting agreement, UnionBancorp entered into an Amendment No. 1 to the Rights Agreement ("Amendment No.


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1") with Computershare Investor Services, LLC (the "Rights Agent") dated as of
August 5, 1996 (the "Rights Agreement"). Amendment No. 1 amends the Rights Agreement to provide that the execution of, and the consummation of the transaction contemplated by, the Merger Agreement and the voting agreement shall not cause Centrue or any party to the voting agreement to be deemed an Acquiring Person (as defined in the Rights Agreement). Except as expressly provided in Amendment No. 1, the Rights Agreement remains in full force and effect.

     The foregoing description of Amendment No. 1 is not complete and is qualified in its entirety by reference to Amendment No. 1, a copy of which is filed as Exhibit 4.1 hereto and is hereby incorporated into this report by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit Number
--------------
      2.1        Agreement and Plan of Merger among UnionBancorp, Inc. and
                 Centrue Financial Corporation dated June 30, 2006

      4.1        Amendment No. 1 to Rights Agreement

     10.1        UnionBancorp, Inc. Voting Agreement

     10.2        Centrue Voting Agreement

     99.1        Press Release, dated June 30, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNIONBANCORP, INC.
                                        (Registrant)


                                        By: /s/ Scott A. Yeoman
                                            ------------------------------------
                                            Scott A. Yeoman, President and
                                            Chief Executive Officer

Dated: July 7, 2006


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                                  EXHIBIT INDEX

Exhibit Number
--------------
      2.1        Agreement and Plan of Merger among UnionBancorp, Inc. and
                 Centrue Financial Corporation dated June 30, 2006

      4.1        Amendment No. 1 to Rights Agreement

     10.1        UnionBancorp, Inc. Voting Agreement

     10.2        Centrue Voting Agreement

     99.1        Press Release, dated June 30, 2006


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